UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 27, 2017

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

WOODBURY, NEW YORK, JULY 27, 2017 – Global aircraft manufacturer ONE Aviation has announced the selection of the ALTEOS electronically dimmable window (EDW) by PPG for its new Eclipse 700 aircraft. The Eclipse 700 aircraft, being developed under the name “Project Canada,” is an upgraded version of their Eclipse 500/550. ONE Aviation debuted a mock-up of the Eclipse 700 cabin at this week’s EAA AirVenture aviation show in Oshkosh, Wisconsin.

ONE Aviation’s announcement revealed that PPG will provide EDWs that incorporate Alteos interactive window systems. The Alteos EDW utilizes the NUANCE V2 shading product by Vision Systems that uses SPD-Smart light-control technology from Research Frontiers. As noted in the announcement: “The dimmable windows will enable passengers to independently tune a window’s tint from clear to dark to regulate daylight, glare and heat ingress while preserving or blocking the view. Vision Systems’ latest generation product offers unprecedented optical quality while enhancing visual, thermal and acoustic comfort.”

Vision Systems, a licensee of Research Frontiers, uses SPD-Smart technology in their EDW shading solutions, including their NUANCE V2 product. In a joint press release two months ago, PPG and Vision Systems announced that they reached a commercial agreement to work together on developing new applications utilizing Vision Systems’ EDW solutions – combining the considerable experience that both PPG and Vision Systems have in supplying the aircraft industry with EDW systems. ONE Aviation’s selection of the Alteos interactive window system, for the Eclipse 700, represents the first announced program under the PPG and Vision Systems agreement.

EDWs using SPD-Smart technology deliver unprecedented passenger benefits. By enabling users to precisely control the amount of daylight and glare coming through windows, passengers can instantly tune the tint to a comfortable level while continuing to enjoy views, rather than blocking their view with a shade. The system delivers many other practical benefits including a cooler cabin due to remarkable thermal insulation properties, and a quieter cabin due to acoustic insulation properties.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated July 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

	By:	/s/ Seth L. Van Voorhees
Seth L. Van Voorhees
	Title:	CFO and VP, Business Development

Dated: July 27, 2017